INCOME TAXES	6 Months Ended
Jun. 30, 2022
Income Taxes [Abstract]
INCOME TAXES	INCOME TAXES
The partnership is a flow-through entity for tax purposes and as such is not subject to Bermudian taxation. However, income taxes are recognized for the amount of taxes payable by the primary holding subsidiaries of the partnership (“Holding Entities”), any direct or indirect corporate subsidiaries of the Holding Entities and for the impact of deferred tax assets and liabilities related to such entities.

The components of income tax expense include the following:

	Three months ended Jun. 30,		Six months ended Jun. 30,
(US$ Millions)	2022	2021	2022	2021
Current income tax	$49	$18	$76	$44
Deferred income tax	(2)	69	154	148
Income tax expense	$47	$87	$230	$192
The partnership’s income tax expense decreased for the three months ended June 30, 2022 as compared to the same period in the prior year is primarily due to a decrease in pre-tax income and a change in the tax rate of certain subsidiaries. These decreases were partially offset by an increase in previously unrecognized deferred tax assets. The partnership’s income tax expense increased for the six months ended June 30, 2022 compared to the prior year primarily due to an increase in pre-tax income, a reduction in the benefit recognized for previously unrecognized deferred tax assets, and non-recurring tax benefits from Brookfield Opportunity Zone fund investments that occurred in the prior year. These increases were partially offset by a change in the tax rate of certain subsidiaries.